As filed with the Securities and Exchange Commission on October 19, 2010.
===============================================================================
                                                   1933 Act File No. 333-134540
                                                    1940 Act File No. 811-21905


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                October 19, 2010

Dear Shareholder:

      The accompanying materials relate to the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (each, a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, December 6, 2010, at 4:00 p.m. Central time.

      At the Meeting, you will be asked (i) to consider and vote on a proposal to approve a new investment management agreement (the "New Advisory Agreement") between your Fund and its current investment advisor, First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), (ii) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among your Fund, the Advisor and its current investment sub-advisor, Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and (iii) to transact any other business as may properly come before the Meeting and any adjournments or postponements thereof.

      Upon the closing on October 12, 2010 of a transaction (the "Transaction"), which, as described in the accompanying Joint Proxy Statement, resulted in a "change in control" of First Trust Advisors, the investment management agreement between your Fund and the Advisor automatically terminated in accordance with its terms. Moreover, the closing of the Transaction may have also resulted in the automatic termination of the investment sub-advisory agreement among your Fund, Aberdeen and the Advisor. The Advisor and the Sub-Advisor continue to provide investment advisory and sub-advisory services, respectively, to each Fund on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for them to continue to provide services to each Fund beyond the interim period, as indicated above, shareholders of each Fund will be asked at the Meeting to vote to approve the respective New Advisory Agreement and New Sub-Advisory Agreement. The Board of Trustees of each Fund is recommending that shareholders approve both of these agreements.

      Some important facts to note about the Transaction are:

      o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

      o Subject to shareholder approval, First Trust Advisors and Aberdeen will continue to provide investment advisory and sub-advisory services, respectively, to each Fund.

      o The contractual advisory and sub-advisory fee rates will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds, or in any changes in the investment approach of the Funds.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

         Thank you.

                                        Sincerely,

                                        /s/ James A. Bowen

                                        James A. Bowen
                                        Chairman of each Board of Trustees

--------------------------------------------------------------------------------

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 6, 2010

October 19, 2010

To the Shareholders of First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund:

      Notice is hereby given that the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held on Monday, December 6, 2010, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time, for the following purposes:

              1. For each Fund, to approve a new investment management agreement between such Fund and First Trust Advisors L.P., as investment advisor.

              2. For each Fund, to approve a new investment sub-advisory agreement among such Fund, First Trust Advisors L.P., as investment advisor, and Aberdeen Asset Management Inc., as investment sub-advisor.

              3. For each Fund, to transact any other business as may properly come before the Meeting (including any adjournments or postponements thereof).

      The close of business on September 30, 2010 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

                                        By Order of the Boards of Trustees,

                                        /s/ W. Scott Jardine

                                        W. Scott Jardine
                                        Secretary

--------------------------------------------------------------------------------

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME
              FUND FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                             JOINT PROXY STATEMENT

                                October 19, 2010

      THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 19, 2010.

      This Joint Proxy Statement is furnished by the Boards of Trustees (each, a "Board" and collectively, the "Boards") of First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, in connection with the solicitation by the Boards of proxies to be voted at the Joint Special Meetings of Shareholders of the Funds to be held on Monday, December 6, 2010, at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Joint Special Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matters being considered and voted on by shareholders.

      The Boards have fixed the close of business on September 30, 2010 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting.

      As discussed more fully below, shareholders of each Fund are being asked:

              1. To approve a new investment management agreement (the "New Advisory Agreement"), between the Fund and First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor to the Fund.

              2. To approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement"), among the Fund, First Trust Advisors, as investment advisor, and Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), the investment sub-advisor to the Fund.

              3. To transact any other business as may properly come before the Meeting (including any adjournments or postponements).

      Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      On the Record Date, each Fund had the following number of Shares outstanding:


----------------------------------------------------------- --------------------

FUND AND TICKER SYMBOL                                      SHARES OUTSTANDING
----------------------------------------------------------- --------------------

First Trust/Aberdeen Global Opportunity Income (FAM)        17,365,236
----------------------------------------------------------- --------------------

Fund First Trust/Aberdeen Emerging Opportunity Fund (FEO)   5,327,785
----------------------------------------------------------- --------------------

      Shares of each Fund are listed on the New York Stock Exchange under the ticker symbol shown above.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the New Advisory Agreement, FOR the proposal to approve the New Sub-Advisory Agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

      Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your Shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to, the person(s) for whom they hold Shares of each Fund. The solicitation of proxies will begin on or about October 19, 2010 and will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Funds, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to solicit proxies at a cost which is expected to be approximately $32,524 for First Trust/Aberdeen Global Opportunity Income Fund and $8,524 for First Trust/Aberdeen Emerging Opportunity Fund. As indicated above, this cost will be borne by the Advisor.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 6, 2010. THIS JOINT PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT
HTTP://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GHHUGQJU. THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:

   (i) HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/CEF/CEFFUNDNEWS.ASPX?TICKER=FAM
       (FOR FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND); AND

  (ii) HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/CEF/CEFFUNDNEWS.ASPX?TICKER=FEO
       (FOR FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND).

      THE FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

      o     indicate your instructions on the proxy card;

      o     date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on MONDAY, DECEMBER 6, 2010. (However, proxies received after this date may still be voted in the event of an adjournment or postponement of the Meeting to a later date.)

                         BACKGROUND AND REASON FOR VOTE

      The Advisor has served as investment advisor to each Fund since its inception, initially pursuant to separate investment management agreements (each, an "Original Advisory Agreement"), between the Advisor and the respective Fund, and currently, as described below, pursuant to separate interim investment management agreements (each, an "Interim Advisory Agreement"), also between the Advisor and the respective Fund. Aberdeen has served as each Fund's sub-advisor since its inception, and, in this capacity, is responsible for the selection and on-going monitoring of the securities in each Fund's investment portfolio. Aberdeen had served as sub-advisor to the Funds pursuant to separate investment sub-advisory agreements among the respective Fund, the Advisor and Aberdeen (each, an "Original Sub-Advisory Agreement"), and since October 12, 2010, Aberdeen has been providing services to the Funds pursuant to separate interim sub-advisory agreements (each, an "Interim Sub-Advisory Agreement"), also among the respective Fund, the Advisor and Aberdeen.

      The Advisor is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The Advisor has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation, and is controlled by Grace Partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and have a primary business that consists of investment advisory and broker/dealer services through their ownership interests in various entities. In this regard, in addition to their interests in the Advisor, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").

      On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who will hold the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010 (the "Transaction Closing Date"). The Transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. Mr. Bowen is a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the Chairman of the Board and the President of the Fund, the President of the Advisor and of First Trust Portfolios and a limited partner of Grace Partners. In light of the Transaction and his interest in and role with the Advisor, Mr. Bowen has an interest in Proposal 1.

      As required by the 1940 Act, each Original Advisory Agreement and Original Sub-Advisory Agreement provided for its automatic termination in the event of its assignment. The consummation of the Transaction resulted in a change in control of the Advisor and constituted an "assignment," as that term is defined in the 1940 Act, of each Original Advisory Agreement, thus having the effect of automatically terminating each Original Advisory Agreement on the Transaction Closing Date. In addition, the consummation of the Transaction may have constituted an "assignment," as that term is defined in the 1940 Act, of each Original Sub-Advisory Agreement, thus having the effect of also automatically terminating each Original Sub-Advisory Agreement on the Transaction Closing Date. Since that date, the Advisor and the Sub-Advisor have served as investment advisor and investment sub-advisor to each Fund pursuant to the applicable Interim Advisory Agreement and Interim Sub-Advisory Agreement, respectively. Shareholders of each Fund are being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement for their Fund.

      Shareholders should be aware of the following:

      o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

      o Subject to shareholder approval, the Advisor and the Sub-Advisor will continue to provide investment advisory and sub-advisory services, respectively, to each Fund.

      o The contractual advisory and sub-advisory fee rates will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds, or in any changes in the investment approach of the Funds.

      In anticipation of the completion of the Transaction and the termination of each Original Advisory Agreement and Original Sub-Advisory Agreement, the Board of each Fund held a meeting on September 20, 2010 (the "Board Meeting"), at which, after careful consideration (see "BOARD CONSIDERATIONS" below), the Trustees determined that, following the Transaction, it would be in the best interests of each Fund for the Advisor to continue to act as investment advisor to the respective Fund and for Aberdeen to continue to act as investment sub-advisor to the respective Fund. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board of Trustees of each Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of each Fund (the "Independent Trustees"), approved each Interim Advisory Agreement and Interim Sub-Advisory Agreement to ensure the continuation of investment advisory and investment sub-advisory services to the respective Fund. As indicated above, the Interim Advisory Agreements and Interim Sub-Advisory Agreements have been in effect since the Transaction Closing Date and, pursuant to Rule 15a-4, will be in effect no longer than through March 11, 2011 (the "Interim Termination Date"), which will occur 150 days after the termination of each Original Advisory Agreement and Original Sub-Advisory Agreement (see "PROPOSAL 1 - THE INTERIM ADVISORY AGREEMENTS" and "PROPOSAL 2 - THE INTERIM SUB-ADVISORY AGREEMENTS" below). In addition, at the Board Meeting, the Boards approved, subject to shareholder approval, the New Advisory Agreement and the New Sub-Advisory Agreement of each Fund. If shareholders of a Fund do not approve the applicable New Advisory Agreement and/or New Sub-Advisory

Agreement, the respective Board will take such action as it deems to be in the best interests of the Fund.

BOARD CONSIDERATIONS

      The Board of each Fund, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement for each Fund (collectively, the "Advisory Agreements") and the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of each Fund. The Board also determined that it believes that the scope and quality of services to be provided to each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under each Original Advisory Agreement and each Original Sub-Advisory Agreement (collectively, the "Original Agreements").

      On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of each Original Advisory Agreement and may also result in the "assignment" and termination of each Original Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

      To reach its determination for each Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreements and Interim Sub-Advisory Agreements required by Rule 15a-4, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for each Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of each Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that, except for updates to its Form ADV and a new chief compliance officer, there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

      Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

      In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor to each Fund under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Funds. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

      The Board considered the advisory and sub-advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Funds'. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other closed-end funds directly comparable to either Fund, but that the sub-advisory fee for each Fund is generally lower than the fees the Sub-Advisor charges to the other North American closed-end fixed income and equity funds that it manages. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of each Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor to each Fund under the Agreements.

      The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels for each Fund reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at each Fund's current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to each Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability for each Fund appeared to be not excessive in light of the services provided to each Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with each Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from each Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

      The Board considered the Sub-Advisor's representation in connection with the 2010 Renewal that because it manages each Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate for each Fund was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to each Fund.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

      Accordingly, the Board recommends that shareholders of each Fund vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement on behalf of their respective Fund.

         PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS FOR THE FUNDS

THE ORIGINAL ADVISORY AGREEMENTS

      The Original Advisory Agreement for First Trust/Aberdeen Global Opportunity Income Fund was dated November 23, 2004 and was approved by the Fund's initial shareholder on November 16, 2004. The Original Advisory Agreement for First Trust/Aberdeen Emerging Opportunity Fund was dated August 22, 2006 and was approved by the Fund's initial shareholder on July 14, 2006. Since the beginning of each Fund's respective last fiscal year, the continuation of its Original Advisory Agreement was approved by its Board at meetings held on March 1-2, 2009 and March 21-22, 2010.

THE INTERIM ADVISORY AGREEMENTS

      Many of the terms of each Interim Advisory Agreement are the same as those of the respective Original Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, each Interim Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the respective Fund approve the New Advisory Agreement for such Fund, whichever occurs first. In addition, each Interim Advisory Agreement may be terminated by the respective Fund (by action of the respective Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of such Fund) upon 10 calendar days' written notice to the Advisor without the payment of any penalty.

      The rates of compensation paid to the Advisor are the same under each applicable Interim Advisory Agreement, Original Advisory Agreement and New Advisory Agreement. The compensation accrued under each Interim Advisory Agreement, however, is to be held in an interest-bearing escrow account with the respective Fund's custodian or another bank designated by such Fund. If each New Advisory Agreement is approved by shareholders of the respective Fund by the Interim Termination Date, the amount in the escrow accounts (including the interest earned) will be paid to the Advisor. However, if shareholders of a Fund do not approve its New Advisory Agreement by such date, the Advisor will be paid, out of such Fund's escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENTS AND ORIGINAL ADVISORY AGREEMENTS

      Below is a brief comparison of certain terms of the Original Advisory Agreements to the corresponding terms of the New Advisory Agreements. Many of the terms of the New Advisory Agreements, including fees payable to the Advisor by each Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original Advisory Agreements; however the New Advisory Agreements include new effective dates and have been updated in certain other respects (including, among other things, the elimination of certain provisions that are no longer relevant). The forms of New Advisory Agreement for each Fund are attached to this Joint Proxy Statement as Exhibit A-1 (for First Trust/Aberdeen Global Opportunity Income Fund) and Exhibit A-2 (for First Trust/Aberdeen Emerging Opportunity Fund) and the description of the New Advisory Agreements is qualified in its entirety by reference to such Exhibits.

      Advisory Services. As was the case under the Original Advisory Agreements, under the New Advisory Agreements, the Advisor will agree to act as the investment advisor for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with such Fund's investment objective and policies and limitations, and will administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. Moreover, the New Advisory Agreements provide that the investment of each Fund's assets will be subject to the Fund's policies, restrictions and limitations with respect to securities investments, and all applicable laws and the regulations of the SEC relating to the management of registered closed-end management investment companies; the Original Advisory Agreements included a similar provision. In addition, the Advisor agreed under the Original Advisory Agreements, and will agree under the New Advisory Agreements, to furnish office facilities and equipment as well as certain clerical, bookkeeping and administrative services. Finally, as was the case under the Original Advisory Agreements, under the New Advisory Agreements, subject to the applicable requirements of the 1940 Act, the Advisor may, at its own cost and expense, retain one or more sub-advisors to serve the Funds.

      Fees. As was the case under the Original Advisory Agreements, as compensation for its services and facilities furnished to each Fund under the New Advisory Agreements, the Advisor will be entitled to receive, on a monthly basis, an investment management fee equal to the annual rate of 1.00% of such Fund's "Managed Assets" (as defined in such Agreements). For each Fund's last fiscal year, the aggregate amount of the advisory fees paid to the Advisor under the respective Original Advisory Agreement by First Trust/Aberdeen Global Opportunity Income Fund was $3,458,691 and by First Trust/Aberdeen Emerging Opportunity Fund was $1,024,411.

      As of September 10, 2010, the approximate amount of managed assets of First Trust/Aberdeen Global Opportunity Income Fund was $393,310,170 and of First Trust/Aberdeen Emerging Opportunity Fund was $122,053,347.

      Limitation of Liability. As was the case under the Original Advisory Agreements, each New Advisory Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention has been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation has been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its material obligations and duties under such Agreement.

      Continuance. Each Original Advisory Agreement was originally in effect for an initial two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved, at least annually, in the manner required by the 1940 Act. Similarly, if the New Advisory Agreements are approved by shareholders, if not terminated earlier, each will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      Termination. As was the case under each Original Advisory Agreement, each New Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder) and (b) may be terminated at any time without the payment of any penalty by the respective Fund or by the Advisor upon 60 days' written notice to the other party. A Fund may effect termination by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the respective Fund, accompanied by appropriate notice. In addition, each Original Advisory Agreement was, and each New Advisory Agreement is, terminable at any time without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the respective Fund, in the event that it is established by a court of competent jurisdiction that the Advisor or any of its officers or directors has taken any action that results in a breach of the material covenants of the Advisor set forth in such Agreement.

SECTION 15(f) OF THE 1940 ACT

      Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940
Act) of the investment advisor or predecessor advisor. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). If either condition of Section 15(f) is not met, the safe harbor is not available.

      The Boards have not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds. In addition, the Funds have adopted procedures which include steps intended to cause the conditions of Section 15(f) to be met.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE
   ADVISOR

      A list of the officers of each Fund and the managing directors and principal officers of the Advisor, their positions with each Fund and/or the Advisor, and their principal occupations are set forth below. Certain officers of each Fund have a minority equity interest in the limited partner of the Advisor.


                             POSITION WITH THE      POSITION WITH THE
           NAME                    TRUSTS                ADVISOR                   PRINCIPAL OCCUPATION
James A. Bowen              President, Chairman   Managing Director;     President, First Trust Advisors L.P. and
                            of the Board, Chief   President              First Trust Portfolios L.P.; Chairman of
                            Executive Officer                            the Board of Directors, BondWave LLC and
                            and Trustee                                  Stonebridge Advisors LLC

Mark R. Bradley             Treasurer, Chief      Managing Director;     Chief Financial Officer, First Trust
                            Financial Officer     Chief Financial        Advisors L.P. and First Trust Portfolios
                            and Chief Accounting  Officer                L.P.; Chief Financial Officer, BondWave
                            Officer                                      LLC and Stonebridge Advisors LLC

Kathleen W. Brown           None                  Chief Compliance       Chief Compliance Officer, First Trust
                                                  Officer                Advisors L.P. and First Trust Portfolios, L.P.

Robert F. Carey             None                  Chief Investment       Chief Investment Officer, First Trust
                                                  Officer                Advisors L.P. and First Trust Portfolios L.P.

Erin E. Chapman             Assistant Secretary   Assistant General      Assistant General Counsel, First Trust
                                                  Counsel                Advisors L.P. and First Trust Portfolios L.P.

James M. Dykas              Assistant Treasurer   Senior Vice President  Senior Vice President, First Trust
                                                                         Advisors L.P. and First Trust Portfolios L.P.

Christopher R. Fallow       Assistant Vice         Assistant Vice        Assistant Vice President, First
                            President              President             Trust Advisors L.P. and First Trust
                                                                         Portfolios L.P.


                                     - 12 -




                             POSITION WITH THE      POSITION WITH THE
           NAME                    TRUSTS                ADVISOR                   PRINCIPAL OCCUPATION

R. Scott Hall               None                  Managing Director      Managing Director, First Trust Advisors
                                                                         L.P. and First Trust Portfolios L.P.

W. Scott Jardine            Secretary and Chief   General Counsel        General Counsel, First Trust Advisors
                            Compliance Officer                           L.P., First Trust Portfolios L.P. and BondWave  LLC;
                                                                         Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist         Vice President        Senior Vice President  Senior Vice President, First Trust
                                                                         Advisors L.P. and First Trust Portfolios L.P.

Coleen D. Lynch             Assistant Vice        Assistant Vice         Assistant Vice President, First Trust
                            President             President              Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher             Assistant Secretary   Deputy General         Deputy General Counsel, First Trust
                            and Deputy Chief      Counsel                Advisors L.P. and First Trust Portfolios L.P.
                            Compliance Officer

Ronald D. McAlister         None                  Managing Director      Managing Director, First Trust Advisors L.P.
                                                                         and First Trust Portfolios L.P.

Andrew S. Roggensack        None                  Managing Director      Managing Director, First Trust Advisors L.P.
                                                                         and First Trust Portfolios L.P.

      The business address of the Advisor and each officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective for a Fund, the applicable New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of a majority of the outstanding voting securities" of a Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of
(i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of each New Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

   IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 1 OR HOW TO VOTE YOUR SHARES, CALL THE FUNDS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

    THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE TO
                      APPROVE THE NEW ADVISORY AGREEMENTS.

       PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE FUNDS

ABERDEEN ASSET MANAGEMENT INC.

General and Organizational Information

      Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is an investment advisor registered with the SEC. As of July 31, 2010, Aberdeen had approximately $19.258 billion in assets under management.

      Aberdeen is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983 which manages assets for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The address of Aberdeen Asset Management PLC is 10 Queens Terrace, Aberdeen, Scotland AB10 1YG.

      The names and principal occupations of the persons who are principal executive officers of and directors of Aberdeen are listed below:

---------------------------- ------------------------------------------- -----------------------------------------
           NAME                      POSITION(S) WITH ABERDEEN                     PRINCIPAL OCCUPATION
---------------------------- ------------------------------------------- -----------------------------------------
Martin J. Gilbert            Director, President and Chairman            Founder, shareholder and Chief Executive
                                                                         of   Aberdeen   Asset  Management   PLC;
                                                                         Chairman of FirstGroup PLC  and  Chaucer
                                                                         Holdings  PLC;   Adjunct  Professor   of
                                                                         Finance  at Imperial College; Member  of
                                                                         the Chancellor  of  the Exchequer's High
                                                                         Level  Group  on  City  Competitiveness;
                                                                         Member of HM Treasury's Asset Management
                                                                         Industry Working Group;  Member  of  the
                                                                         Scottish Government's Financial Services
                                                                         Advisory  Board  and  the  Institute  of
                                                                         Chartered Accountants of Scotland.
---------------------------- ------------------------------------------- -----------------------------------------
Susan Mullin                 Vice President, Head of Consultant          Head of Consultant Relations for the
                             Relations - US                              United States.
---------------------------- ------------------------------------------- -----------------------------------------
Andrew A. Smith              Director, Treasurer, Chief Operating        Chief Operating Officer - U.S.
                             Officer, Chief Financial Officer
---------------------------- ------------------------------------------- -----------------------------------------


                                     - 14 -




---------------------------- ------------------------------------------- -----------------------------------------
           NAME                      POSITION(S) WITH ABERDEEN                     PRINCIPAL OCCUPATION
---------------------------- ------------------------------------------- -----------------------------------------
Jennifer A. Nichols          Director, Vice President, Head of Legal -   Vice President, Director and Head of
                             U.S.                                        Legal - U.S., for Aberdeen Asset
                                                                         Management Inc.
---------------------------- ------------------------------------------- -----------------------------------------
Bruce A. Rodio               Vice President, Head of Institutional       Head of institutional business
                             Business Development - Americas             development - Americas; Client portfolio
                                                                         manager on the US fixed income team.
---------------------------- ------------------------------------------- -----------------------------------------
J. Christopher Gagnier       Director, Vice President, Head of U.S.      Head of US fixed income.
                             Fixed Income
---------------------------- ------------------------------------------- -----------------------------------------
Paul J. Atkinson             Director, Vice President, Head of U.S.      Head of US Equities, responsible for all
                             Equities                                    U.S. Equity portfolios and team members.
---------------------------- ------------------------------------------- -----------------------------------------
Nicola J. Espie              Secretary                                   Legal Counsel.
---------------------------- ------------------------------------------- -----------------------------------------
Nigel S. Storer              Vice President, Head of Financial           Head  of Financial Institutions Group  -
                             Institutions Group                          North America.
---------------------------- ------------------------------------------- -----------------------------------------
Alan R. Goodson              Vice President, Head of US Collective       Head of US Collective Funds for Aberdeen
                             Funds                                       Asset Management Inc.
---------------------------- ------------------------------------------- -----------------------------------------
Gary R. Marshall             Chief Executive Officer, Director, Head of  Chief Executive Officer; Director; and
                             Americas                                    Head of Americas.
---------------------------- ------------------------------------------- -----------------------------------------
Aileen G. Strachan           Vice President, Chief Compliance Officer    Chief Compliance Officer (Adviser), Vice
                                                                         President  of  Aberdeen Asset Management
                                                                         Inc.
---------------------------- ------------------------------------------- -----------------------------------------
Andrea L. Melia              Vice President, Head of Fund Accounting     Vice  President   and   Head   of   Fund
                                                                         Accounting for Aberdeen Asset Management
                                                                         Inc.
---------------------------- ------------------------------------------- -----------------------------------------
Richard F. Fonash            Vice President, Senior Investment Manager   Senior investment manager on the alternative
                                                                         investment strategies team.
---------------------------- ------------------------------------------- -----------------------------------------

The address of each of the individuals listed above is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

OTHER FUNDS ADVISED AND SUB-ADVISED BY ABERDEEN

In addition to the Funds, Aberdeen or its affiliates currently act as investment advisor/sub-advisor to the North American closed-end funds listed below.


-------------------------------------- ------------------------------------- -------------------------------------
              FUND NAME                ASSETS UNDER MANAGEMENT AS OF AUGUST      ANNUAL RATE OF COMPENSATION
                                              31, 2010 (IN MILLIONS)
-------------------------------------- ------------------------------------- -------------------------------------

Aberdeen Asia-Pacific Income Fund,     $2,380.2                              - 0.65% of average weekly total
Inc.                                                                         Managed Assets up to $200 million
                                                                             - 0.60% of such assets between $200
                                                                             million and $500 million
                                                                             - 0.55% of such assets between $500
                                                                             million and $900 million
                                                                             - 0.50% of such assets between $900
                                                                             million and $1.75 billion
                                                                             - 0.45% of such assets in excess of
                                                                             $1.75 billion.
-------------------------------------- ------------------------------------- -------------------------------------

Aberdeen Global Income Fund, Inc.      $150.5                                - 0.65% of average weekly Managed
                                                                             Assets up to $200 million
                                                                             - 0.60% of Managed Assets between
                                                                             $200 million and $500 million
                                                                             - 0.55% of Managed Assets in excess
                                                                             of $500 million.
-------------------------------------- ------------------------------------- -------------------------------------

Aberdeen Asia-Pacific Income           C$498.2                               - 0.65% of the average weekly
Investment Company Limited                                                   Managed Assets up to and including
                                                                             C$250 million
                                                                             - 0.55% of such assets in excess of
                                                                             C$250 million and up to and
                                                                             including C$450 million
                                                                             - 0.50% of such assets in excess of
                                                                             C$450 million.
-------------------------------------- ------------------------------------- -------------------------------------

Aberdeen Australia Equity Fund, Inc.   $193.9                                - 1.10% of average weekly total net
                                                                             assets up to $50 million
                                                                             - 0.90% of such assets between $50
                                                                             million and $100 million
                                                                             - 0.70% of such assets in excess of
                                                                             $100 million.
-------------------------------------- ------------------------------------- -------------------------------------


Aberdeen has not waived, reduced or otherwise agreed to reduce its compensation under any contract with any of the funds listed above.

THE ORIGINAL SUB-ADVISORY AGREEMENTS

      For First Trust/Aberdeen Global Opportunity Income Fund, the Original Sub-Advisory Agreement was dated November 23, 2004 and was approved by the initial shareholder of such Fund on November 16, 2004. For First Trust/Aberdeen Emerging Opportunity Fund, the Original Sub-Advisory Agreement was dated August 22, 2006 and was approved by the initial shareholder of such Fund on July 14, 2006. Since the beginning of each Fund's last fiscal year, the continuation of the respective Original Sub-Advisory Agreement was approved by its Board at meetings held on March 1-2, 2009 and March 21-22, 2010.

THE INTERIM SUB-ADVISORY AGREEMENTS

      Many of the terms of each Interim Sub-Advisory Agreement are substantially the same as those of each Original Sub-Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, each Interim Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of each respective Fund approve the New Sub-Advisory Agreement for such Fund, whichever occurs first. In addition, each Interim Sub-Advisory Agreement may be terminated by action of the respective Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the respective Fund upon 10 calendar days' written notice to the Sub-Advisor, without payment of any penalty.

      The rates of compensation paid to the Sub-Advisor are the same under each applicable Interim Sub-Advisory Agreement, Original Sub-Advisory Agreement and New Sub-Advisory Agreement. The compensation accrued under each Interim Sub-Advisory Agreement, however, is to be held in an interest-bearing escrow account with the respective Fund's custodian or another bank designated by such Fund. If each New Sub-Advisory Agreement is approved by shareholders of the respective Fund by the Interim Termination Date, the amounts in the escrow accounts (including the interest earned) will be paid to the Sub-Advisor. However, if shareholders of a Fund do not approve its New Sub-Advisory Agreement by such date, the Sub-Advisor will be paid, out of such Fund's escrow account, the lesser of: (i) any costs incurred by the Sub-Advisor in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENTS AND ORIGINAL SUB-ADVISORY
AGREEMENTS

      Below is a brief comparison of certain terms of the Original Sub-Advisory Agreements to the corresponding terms of the New Sub-Advisory Agreements. Many of the terms of the New Sub-Advisory Agreements, including fees payable to the Sub-Advisor by the Advisor thereunder, are substantially the same in all material respects to the terms of the corresponding Original Sub-Advisory Agreements; however the New Sub-Advisory Agreements include a new effective date and have been updated in certain other respects (including, among other things, the elimination of certain provisions that are no longer relevant). The forms of

New Sub-Advisory Agreement for each Fund are attached to this Joint Proxy Statement as Exhibit B-1 (for First Trust/Aberdeen Global Opportunity Income
Fund) and Exhibit B-2 (for First Trust/Aberdeen Emerging Opportunity Fund) and the description of the New Sub-Advisory Agreements is qualified in its entirety by reference to such Exhibits.

      Sub-Advisory Services. As was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Sub-Advisor will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for each Fund's investment portfolio, all on behalf of such Fund and subject to the supervision of the Fund's Board and the Advisor. In addition, as was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Sub-Advisor is required to monitor each Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. Finally, as was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements, subject to the applicable requirements of the 1940 Act and the approval of the Advisor, the Sub-Advisor may, at its own cost and expense, retain one or more additional sub-advisors; retention of any additional sub-advisor, however, will not reduce the responsibilities or obligations of the Sub-Advisor.

      Brokerage. As was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Sub-Advisor has authority and discretion to select brokers and dealers to execute portfolio transactions for the respective Fund and to select the markets on or in which the transactions will be executed. In placing orders for the sale and purchase of securities for each Fund, the Sub-Advisor's primary responsibility will be to seek the best execution of orders at the most favorable prices.

      Fees. As was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Advisor will pay the Sub-Advisor a portfolio management fee on a monthly basis. Both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that for services provided and expenses assumed, the Advisor will pay the Sub-Advisor a fee equal to the annual rate of 0.50% of the respective Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of a Fund (which include assets attributable to such Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares of the Fund). For each Fund's last fiscal year, the aggregate amount of the sub-advisory fees paid by the Advisor to the Sub-Advisor under the respective Original Sub-Advisory Agreement for First Trust/Aberdeen Global Opportunity Income Fund was $1,729,347 and for First Trust/Aberdeen Emerging Opportunity Fund was $512,205.

      Payment of Expenses. As was the case under the Original Sub-Advisory Agreement for First Trust/Aberdeen Global Opportunity Income Fund, under its New Sub-Advisory Agreement, the Sub-Advisor will agree to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

      As was the case under the Original Sub-Advisory Agreement for First Trust/Aberdeen Emerging Opportunity Fund, under its New Sub-Advisory Agreement, the Sub-Advisor will agree to pay all expenses it incurs in connection with its activities under such Agreement other than (i) the cost of securities and other assets purchased for the Fund and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

      Limitation on Liability. As was the case under the Original Sub-Advisory Agreements, each New Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for, and the applicable Fund and the Advisor will not take any action against the Sub-Advisor to hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the respective Fund or the Advisor in connection with the performance of the Sub-Advisor's duties under such Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under the Agreement, or by reason of its reckless disregard of its material obligations and duties under the Agreement.

      Continuance. Each Fund's Original Sub-Advisory Agreement initially became effective on the same date as its Original Advisory Agreement for an initial two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Similarly, if approved by shareholders, each New Sub-Advisory Agreement will become effective on the same date as the New Advisory Agreement and, if not terminated earlier, will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act and the rules and regulations thereunder.

      Termination. As was the case under each Original Sub-Advisory Agreement, each New Sub-Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the Advisor or the Sub-Advisor upon 60 days' written notice to the other parties, and (c) may be terminated by the respective Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of such Fund upon 60 days' written notice to the Sub-Advisor by the Fund without payment of any penalty. In addition, each Original Sub-Advisory Agreement was, and each New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the respective Fund in the event that it is established by a court of competent jurisdiction that the Sub-Advisor or any of its officers or directors has taken any action that results in a breach of the material covenants of the Sub-Advisor set forth in the Agreement.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective for a Fund, the applicable New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of a majority of the outstanding voting securities" of a Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL THE FUNDS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

    THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE TO
                    APPROVE THE NEW SUB-ADVISORY AGREEMENTS.

                             ADDITIONAL INFORMATION

THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER
   AGENT

      BNY Mellon Investment Servicing (US) Inc. acts as the administrator, accounting agent and transfer agent to each Fund and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

BENEFICIAL OWNERSHIP OF SHARES

Control Persons and Principal Holders

      To the knowledge of the respective Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of a Fund's outstanding Shares, except as described in the following tables. Information as to beneficial ownership of Shares, including percentage of Shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of the Record Date. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control.


First Trust/Aberdeen Global Opportunity Income Fund
---------------------------------------------------
                                                                NUMBER OF SHARES
SHAREHOLDER AND ADDRESS                 PERCENT OWNERSHIP              HELD
-----------------------                 -----------------       ----------------
Charles Schwab & Co., Inc.                        5.93%             1,029,178
2423 E. Lincoln Drive
Phoenix, AZ  85016

First Clearing, LLC                              13.11%             2,277,116
One North Jefferson Street
St. Louis, MO  63103

Merrill Lynch, Pierce Fenner & Smith Safekeeping  12.20%             2,117,811
101 Hudson Street
8th Floor
Jersey City, NJ  07302

National Financial Services LLC                    9.98%             1,733,339
200 Liberty Street
New York, NY  10281

Pershing LLC                                       8.71%             1,512,782
Securities Corporation
1 Pershing Plaza
Jersey City, NJ  07399

RBC Capital Markets Corporation                    6.81%             1,181,884
510 Marquette Avenue South
Minneapolis, MN  55402


First Trust/Aberdeen Emerging Opportunity Fund*
----------------------------------------------
                                                                NUMBER OF SHARES
SHAREHOLDER AND ADDRESS                 PERCENT OWNERSHIP              HELD
-----------------------                 -----------------       ----------------
Citigroup Global Markets Inc.                     6.68%              356,106
700 Red Brook Blvd.
Suite 300
Owings Mills, MD  21117

First Clearing, LLC                              18.38%              979,362
One North Jefferson Street
St. Louis, MO  63103

Merrill Lynch, Pierce Fenner & Smith Safekeeping  9.10%              485,032
101 Hudson Street
8th Floor
Jersey City, NJ  07302

Raymond James & Associates, Inc.                  6.74%              358,845
880 Carilion Parkway
P.O. Box 12749
St. Petersburg, FL  33716

Wells Fargo Investments, LLC                      8.88%              473,026
625 Marquette Avenue
13th Floor
Minneapolis, MN  55402

* In Schedule 13G dated January 30, 2010 and filed on February 5, 2010, Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, reported that it beneficially owned 684,722 Shares of the Fund.

         Trustees and Officers

      As of July 31, 2010, the Trustees of the Funds beneficially owned the following number of Shares of each Fund as set forth below:

                       FIRST TRUST/ABERDEEN GLOBAL     FIRST TRUST/ABERDEEN
TRUSTEE                OPPORTUNITY INCOME FUND         EMERGING OPPORTUNITY FUND
INTERESTED TRUSTEE
James A. Bowen                      0                           0
INDEPENDENT TRUSTEES
Richard E. Erickson               1,043                         0
Thomas R. Kadlec                   850                        1,000
Robert F. Keith                   2,495                         0
Niel B. Nielson                    454                         605

      As of July 31, 2010, (1) each Trustee beneficially owned less than 1% of the outstanding Shares of each Fund and (2) the Trustees and officers as a group beneficially owned 4,842 Shares of First Trust/Aberdeen Global Opportunity Income Fund and 1,605 Shares of First Trust/Aberdeen Emerging Opportunity Fund, which, in each case is less than 1% of the respective Fund's outstanding Shares.

SHAREHOLDER PROPOSALS

      To be considered for presentation at the Annual Meeting of Shareholders of the Funds to be held in 2011, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 22, 2010.

      Any proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in each Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty
(30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

      Shareholders of each Fund who want to communicate with the Board of Trustees or any individual Trustee should write the respective Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

      The fiscal year end for each Fund is December 31.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of each Fund following each Fund's respective fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.


Dated: October 19, 2010

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUNDS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT
(866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

                                                                     EXHIBIT A-1


                                    FORM OF
                             NEW ADVISORY AGREEMENT
                                      FOR
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND


                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this [ ] day of [ ], by and between FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND, a Massachusetts business trust (the "Fund"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

                                  WITNESSETH:

      In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Fund hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's most recent effective registration statement under the Investment Company Act of l940 (the "1940 Act") and as such policies, restrictions and limitations may be amended by the Board of Trustees of the Fund from time to time, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent, administrator or other service providers) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.


                                     A-1-1

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

       3. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefore, an investment management fee equal to the annual rate of 1.00% of the Fund's Managed Assets, as such term is defined herein. "Managed Assets" means the average daily gross value of the Fund which includes assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of outstanding Preferred Shares).

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of the Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), Adviser may select brokers or dealers affiliated with Adviser. It is understood that Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular


                                     A-1-2
transaction or Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by Adviser or its affiliates, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

      To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased by or sold to Adviser or any affiliated person of either the Fund or Adviser, except as may be permitted under the 1940 Act.

         Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;


                                     A-1-3

             (b) will conform in all material respects to all applicable Rules and Regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions as required under applicable law and will prepare and furnish the Fund's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its material obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the


                                     A-1-4

Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Fund acknowledges that Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund acknowledges that the persons employed by Adviser to assist in Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided above, provided it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

      12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      14. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually


                                     A-1-5
and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.


                                     A-1-6

      IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY
                                           INCOME FUND



                                        By:____________________________________
                                        Name:
                                        Title:

ATTEST:  _________________________
Name:
Title:

                                        FIRST TRUST ADVISORS L.P.



                                        By:____________________________________
                                        Name:
                                        Title:

ATTEST:  _________________________
Name:
Title:


                                     A-1-7

                                                                     EXHIBIT A-2


                                    FORM OF
                             NEW ADVISORY AGREEMENT
                                      FOR
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND


                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this [ ] day of [ ], by and between FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND, a Massachusetts business trust (the "Fund"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

                                  WITNESSETH:

      In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Fund hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's most recent effective registration statement under the Investment Company Act of l940 (the "1940 Act") and as such policies, restrictions and limitations may be amended by the Board of Trustees of the Fund from time to time, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent, administrator or other service providers) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.


                                     A-2-1

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

       3. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefore, an investment management fee equal to the annual rate of 1.00% of the Fund's Managed Assets, as such term is defined herein. "Managed Assets" means the gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, as such term is defined in the Fund's prospectus, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, or of commercial paper or notes issued by the Fund. For purposes of determining Managed Assets, the liquidation preference of outstanding Preferred Shares is not treated as a liability.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of the Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), Adviser may select brokers or dealers affiliated with Adviser. It is understood that Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular


                                     A-2-2
transaction or Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by Adviser or its affiliates, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

      To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased by or sold to Adviser or any affiliated person of either the Fund or Adviser, except as may be permitted under the 1940 Act.

         Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;


                                     A-2-3

             (b) will conform in all material respects to all applicable Rules and Regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions as required under applicable law and will prepare and furnish the Fund's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its material obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the


                                     A-2-4

Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Fund acknowledges that Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund acknowledges that the persons employed by Adviser to assist in Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided above, provided it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

      12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      14. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually


                                     A-2-5
and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.


                                     A-2-6

      IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST/ABERDEEN EMERGING
                                          OPPORTUNITY FUND



                                        By:____________________________________
                                        Name:
                                        Title:

ATTEST:  _________________________
Name:
Title:

                                        FIRST TRUST ADVISORS L.P.



                                        By:____________________________________
                                        Name:
                                        Title:

ATTEST:  _________________________
Name:
Title:


                                     A-2-7

                                                                     EXHIBIT B-1


                                    FORM OF
                           NEW SUB-ADVISORY AGREEMENT
                                      FOR
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND


                       INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this [ ] day of [ ] by and among First Trust/Aberdeen Global Opportunity Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Aberdeen Asset Management Inc., a Delaware company and a registered investment adviser with the SEC (the "Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

       2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and


                                     B-1-1
reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent registration statement on Form N-2 as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund initiated by the Sub-Adviser and to select the markets on or in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Adviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      Subject to compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the


                                     B-1-2

Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      The Sub-Adviser has adopted Best Execution policies and procedures which detail the factors considered in brokerage selection. The Sub-Adviser's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      Portfolio transactions for the Fund will generally be completed independently of transactions of other Sub-Adviser's clients, except when the Sub-Adviser is in the position of buying or selling the same security for a number of its clients (including the Fund) at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Adviser endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for the Fund will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Adviser unless the Fund has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of the Fund's purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      In accordance with its written policies and procedures, the Sub-Adviser may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in small deviations from pro rata distribution.

      The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by the Manager to the Sub-Adviser are invested, consistent with the Sub-Adviser's written Proxy Policies and Procedures. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report


                                     B-1-3
setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein.

      The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform in all material respects to all applicable Rules and Regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager and the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Manager and will prepare and furnish the Manager and Fund's Board of Trustees such periodic and


                                     B-1-4
      special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commission, if any) purchased for the Fund.

       4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

       5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of .50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares of the Fund). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

       6. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.


                                     B-1-5

       7. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its material obligations and duties under this Agreement.

       8. Term; Termination. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective (it being understood that the Manager shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

       9. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof


                                     B-1-6
of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:             If to the Sub-Adviser:
First Trust/Aberdeen Global Opportunity    Aberdeen Asset Management Inc.
Income Fund
First Trust Advisors L.P.                  1735 Market Street, 32nd Floor
120 E. Liberty Drive, Suite 400            Philadelphia, Pennsylvania  19103
Wheaton, Illinois  60187                   Attention:  Legal Department
Attention:  Secretary
                                           If by Facsimile:  (866) 291-5760
If by Facsimile:  (630) 517-7437

      10. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a certified copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      13. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      14. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      15. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided,


                                     B-1-7
however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

      16. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.


                                     B-1-8

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                ABERDEEN ASSET MANAGEMENT INC.

By_____________________________________  By____________________________________
     Title:____________________________      Title:____________________________



FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY
    INCOME FUND



By_____________________________________
     Title:____________________________


                                     B-1-9

                                                                     EXHIBIT B-2


                                    FORM OF
                           NEW SUB-ADVISORY AGREEMENT
                                      FOR
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND


                       INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this [ ] day of [ ] by and among First Trust/Aberdeen Emerging Opportunity Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") registered as an investment adviser with the Securities and Exchange Commission ("SEC"), and Aberdeen Asset Management Inc., a Delaware company registered as an investment adviser with the SEC (the "Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

       2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and


                                     B-2-1
reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent effective registration statement on Form N-2, as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund initiated by the Sub-Adviser and to select the markets on or in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Adviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      Subject to compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Sub-Adviser has adopted Best Execution policies and procedures which detail the factors


                                     B-2-2
considered in brokerage selection. Notwithstanding the foregoing, the selection of brokers or dealers to execute portfolio transactions for the Fund will be made by the Sub-Adviser in a manner consistent with its fiduciary duties and applicable law.

      Portfolio transactions for the Fund will generally be completed independently of transactions of other Sub-Adviser's clients, except when the Sub-Adviser is in the position of buying or selling the same security for a number of its clients (including the Fund) at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Adviser endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for the Fund will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Adviser unless the Fund has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of the Fund's purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose. Allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

      The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by the Manager to the Sub-Adviser are invested, consistent with the Sub-Adviser's written Proxy Policies and Procedures. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein.

      The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under applicable law.


                                     B-2-3

      The Sub-Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform in all material respects to all applicable rules and regulations of the SEC and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager and the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Manager and will prepare and furnish the Manager and Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than (i) the cost of securities and other assets purchased for the Fund, and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

       4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or


                                     B-2-4
obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

       5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares of the Fund). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

       6. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

       7. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its material obligations and duties under this Agreement.

       8. Term; Termination. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective (it being understood that the Manager shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from


                                     B-2-5
year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement or the Management Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

       9. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

          If to the Manager or the Fund: If to the Sub-Adviser:

First Trust/Aberdeen Emerging           Aberdeen Asset Management Inc.
Opportunity Fund
First Trust Advisors L.P.               1735 Market Street, 32nd Floor
120 E. Liberty Drive, Suite 400         Philadelphia, Pennsylvania  19103
Wheaton, Illinois  60187                Attention:  Legal Department
Attention:  Secretary
                                        If by Facsimile:  (866) 291-5760
If by Facsimile:  (630) 517-7437

      10. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and


                                     B-2-6
the limitation of shareholder and trustee liability contained therein and a certified copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      13. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      14. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      15. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

      16. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matters expressly set forth herein.


                                     B-2-7

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.               ABERDEEN ASSET MANAGEMENT INC.

By_____________________________________ By_____________________________________
     Title:____________________________     Title:_____________________________



FIRST TRUST/ABERDEEN EMERGING
  OPPORTUNITY FUND



By_____________________________________
     Title:____________________________


                                     B-2-8

FORM OF PROXY CARD
------------------


[LOGO OMITTED]  FIRST TRUST       FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

                                  Proxy Card for Joint Special Meetings of
                                  Shareholders - December 6, 2010

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), a Massachusetts business trust, hereby appoints
W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement dated October 19, 2010, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                     THIS  PROXY, WHEN PROPERLY EXECUTED, WILL
                                     BE VOTED IN THE MANNER DIRECTED BY THE
Registration dynamically             UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
     printed here                    IS MADE, THIS PROXY WILL BE VOTED FOR
                                     THE PROPOSALS SET FORTH.

                                     PLEASE  VOTE,  DATE AND SIGN ON REVERSE
                                     SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE.


         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH

--------------------------------------------------------------------------------

[GRAPHIC       BY INTERNET
OMITTED]       -----------

               To vote on the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.


[GRAPHIC       BY TELEPHONE
OMITTED]       ------------

               To cast your vote by phone with a proxy voting representative, call toll-free 1-866-530-8634 and provide the representative the control number found on the reverse side of this Proxy Card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.


[GRAPHIC       BY MAIL
OMITTED]       -------

               To vote by mail, mark the appropriate voting boxes on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: FIRST TRUST FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.


       PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND


                                                         CONTROL NUMBER
                                                  -----------------------------

                                                  -----------------------------

     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THE PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTIONS HAVE BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

    PROPOSAL 1 - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Management Agreement with First Trust Advisors L.P.
                                  for the Fund

                                                       FOR    AGAINST   ABSTAIN

Approval of New Investment Management Agreement        [ ]      [ ]       [ ]


    PROPOSAL 2 - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Sub-Advisory Agreement with
                  Aberdeen Asset Management Inc. for the Fund.

                                                       FOR    AGAINST   ABSTAIN

Approval of New Investment Sub-Advisory Agreement      [ ]      [ ]       [ ]



Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:



NON-VOTING ITEMS

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Joint Special Meetings [ ]

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CHANGE OF ADDRESS - Please print new address below.


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COMMENTS - Please print your comments below.


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(BARCODE HERE)                 (TAGID HERE)                        (CUSIP HERE)